UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/06/2005

Kreisler Manufacturing Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4036

DE	22-1044792
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

180 Van Riper Avenue, Elmwood Park, NJ 07407
(Address of principal executive offices, including zip code)

201-791-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

Election of Board of Directors

Kreisler Manufacturing Corporation (the "Company") held its Annual Meeting of Stockholders on December 6, 2005. Each of the following was elected a director of the Company by a plurality of votes cast:

Michael L. Goldberg

Wallace N. Kelly
Ron Nussle, Jr.
John W. Poling
Michael D. Stern

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreisler Manufacturing Corporation

Date: December 06, 2005	By:	/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer, Secretary & Treasurer